JPMorgan International Bond Opportunities ETF
Schedule of Portfolio Investments as of November 30, 2023
(Unaudited)
THE “UNAUDITED EXCHANGE-TRADED FUNDS HOLDINGS”
LIST (“the List”) IS TO BE USED FOR REPORTING PURPOSES
ONLY.  IT IS NOT TO BE REPRODUCED FOR USE AS
ADVERTISING OR SALES LITERATURE WITH THE GENERAL
PUBLIC. The list is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center. The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2023.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 61.4%
Australia — 0.7%
APA Infrastructure Ltd. 2.00%, 7/15/2030 (a)	EUR150,000	141,922
Commonwealth Bank of Australia 2.69%, 3/11/2031 (b) (c)	1,250,000	985,915
Glencore Funding LLC
5.40%, 5/8/2028 (b)	450,000	447,217
6.38%, 10/6/2030 (b)	185,000	191,277
2.85%, 4/27/2031 (b)	450,000	368,996
2.63%, 9/23/2031 (b)	398,000	320,271
		2,455,598
Austria — 0.1%
Benteler International AG
9.38%, 5/15/2028 (b)	EUR116,000	132,509
9.38%, 5/15/2028 (a)	EUR200,000	228,463
		360,972
Belgium — 1.3%
Azelis Finance NV 5.75%, 3/15/2028 (a)	EUR500,000	554,455
KBC Group NV
(EUR Swap Annual 5 Year + 3.59%), 4.25%, 10/24/2025 (a) (c) (d) (e) (f)	EUR1,000,000	972,958
(EURIBOR ICE Swap Rate 5 Year + 4.93%), 8.00%, 9/5/2028 (a) (c) (d) (e) (f)	EUR200,000	223,360
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (b) (f)	200,000	198,434
(EUR Swap Annual 5 Year + 1.25%), 1.63%, 9/18/2029 (a) (f)	EUR300,000	316,244
Ontex Group NV 3.50%, 7/15/2026 (a)	EUR700,000	715,281
Sarens Finance Co. NV 5.75%, 2/21/2027 (a)	EUR300,000	291,027
Solvay SA (EUR Swap Annual 5 Year + 3.92%), 4.25%, 12/4/2023 (a) (d) (e) (f)	EUR800,000	869,711
Telenet Finance Luxembourg Notes SARL 3.50%, 3/1/2028 (a)	EUR600,000	604,934
		4,746,404
Brazil — 0.3%
Braskem Netherlands Finance BV 7.25%, 2/13/2033 (a)	350,000	318,395
Guara Norte SARL 5.20%, 6/15/2034 (b)	287,384	252,125
Klabin Austria GmbH 7.00%, 4/3/2049 (a)	200,000	191,500
Suzano Austria GmbH
3.75%, 1/15/2031	48,000	40,594
7.00%, 3/16/2047 (a)	200,000	199,500
		1,002,114
Canada — 0.9%
Bank of Nova Scotia (The)
2.45%, 2/2/2032	420,000	334,551
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 4.59%, 5/4/2037 (c) (f)	570,000	484,607
Canadian Pacific Railway Co. 3.50%, 5/1/2050	90,000	63,654
Emera US Finance LP 2.64%, 6/15/2031	1,272,000	1,003,663
Emera, Inc. Series 16-A, (3-MONTH SOFR + 5.44%), 6.75%, 6/15/2076 (f)	236,000	228,217
Enbridge, Inc. Series NC5, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.79%), 8.25%, 1/15/2084 (f)	775,000	773,650
Federation des Caisses Desjardins du Quebec (SOFRINDX + 1.09%), 5.28%, 1/23/2026 (b) (f)	510,000	505,305
Transcanada Trust Series 16-A, (3-MONTH SOFR + 4.64%), 5.88%, 8/15/2076 (f)	57,000	53,327
		3,446,974

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chile — 0.1%
Alfa Desarrollo SpA 4.55%, 9/27/2051 (b)	337,879	242,766
China — 0.7%
Country Garden Holdings Co. Ltd. 3.13%, 10/22/2025 (a)	530,000	45,050
Huarong Finance 2017 Co. Ltd. 4.25%, 11/7/2027 (a)	200,000	178,000
Longfor Group Holdings Ltd. 4.50%, 1/16/2028 (a)	300,000	168,150
NXP BV
5.55%, 12/1/2028	1,472,000	1,472,471
2.50%, 5/11/2031	485,000	392,816
TI Automotive Finance plc 3.75%, 4/15/2029 (a)	EUR500,000	481,150
		2,737,637
Colombia — 0.0% ^
AI Candelaria Spain SA 5.75%, 6/15/2033 (b)	250,000	183,125
Denmark — 0.4%
Danske Bank A/S
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (b) (f)	262,000	262,644
(EURIBOR ICE Swap Rate 1 Year + 0.88%), 0.75%, 6/9/2029 (a) (f)	EUR500,000	468,604
(EURIBOR ICE Swap Rate 1 Year + 1.70%), 4.75%, 6/21/2030 (a) (f)	EUR800,000	892,317
		1,623,565
France — 8.4%
Accor SA 3.00%, 2/4/2026 (a) (g)	EUR400,000	415,917
Airbus SE
1.63%, 6/9/2030 (a)	EUR1,100,000	1,069,688
1.38%, 5/13/2031 (a)	EUR300,000	280,600
Altice France SA 3.38%, 1/15/2028 (a)	EUR1,000,000	800,047
Autoroutes du Sud de la France SA
1.13%, 4/20/2026 (a)	EUR800,000	824,446
3.25%, 1/19/2033 (a)	EUR600,000	629,733
AXA SA (EURIBOR 3 Month + 3.75%), 3.38%, 7/6/2047 (a) (f)	EUR600,000	625,011
Banijay Entertainment SASU 7.00%, 5/1/2029 (b)	EUR218,000	241,173
BNP Paribas SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.35%), 8.50%, 8/14/2028 (b) (c) (d) (e) (f)	1,000,000	1,014,854
BPCE SA
5.15%, 7/21/2024 (b)	600,000	593,845
4.88%, 4/1/2026 (b)	450,000	435,751
(SOFR + 2.10%), 5.98%, 1/18/2027 (b) (f)	2,038,000	2,028,390
(EURIBOR 3 Month + 1.00%), 0.50%, 9/15/2027 (a) (f)	EUR400,000	394,990
4.38%, 7/13/2028 (a)	EUR500,000	551,965
(SOFR + 1.31%), 2.28%, 1/20/2032 (b) (f)	480,000	367,974
(SOFR + 1.73%), 3.12%, 10/19/2032 (b) (f)	250,000	192,509
Burger King France SAS (EURIBOR 3 Month + 4.75%), 8.72%, 11/1/2026 (a) (f)	EUR350,000	382,881
Casino Guichard Perrachon SA 4.50%, 3/7/2024 (a) (g)	EUR300,000	2,025
Cerba Healthcare SACA 3.50%, 5/31/2028 (a)	EUR739,000	661,620
CGG SA 7.75%, 4/1/2027 (a)	EUR434,000	427,485
Credit Agricole SA
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (f)	1,000,000	905,603
(U.K. Government Bonds 1 Year Note Generic Bid Yield + 2.60%), 5.75%, 11/29/2027 (a) (f)	GBP500,000	630,379

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
France — continued
2.00%, 3/25/2029 (a)	EUR200,000	193,545
(SOFR + 1.86%), 6.32%, 10/3/2029 (b) (f)	255,000	259,893
Credit Mutuel Arkea SA (EURIBOR ICE Swap Rate 5 Year + 1.45%), 1.88%, 10/25/2029 (a) (f)	EUR300,000	315,277
Electricite de France SA
(EUR Swap Annual 6 Year + 3.44%), 4.00%, 7/4/2024 (a) (d) (e) (f)	EUR1,000,000	1,070,812
(EUR Swap Annual 5 Year + 3.97%), 3.38%, 6/15/2030 (a) (d) (e) (f)	EUR1,000,000	903,509
6.25%, 5/23/2033 (b)	500,000	516,445
Elis SA 1.63%, 4/3/2028 (a)	EUR1,100,000	1,081,746
Forvia SE
2.63%, 6/15/2025 (a)	EUR300,000	317,978
3.13%, 6/15/2026 (a)	EUR600,000	626,773
2.38%, 6/15/2027 (a)	EUR600,000	601,701
3.75%, 6/15/2028 (a)	EUR700,000	725,361
iliad SA
5.38%, 6/14/2027 (a)	EUR600,000	659,873
1.88%, 2/11/2028 (a)	EUR800,000	777,703
5.63%, 2/15/2030 (a)	EUR500,000	544,250
Loxam SAS
2.88%, 4/15/2026 (a)	EUR300,000	307,773
4.50%, 2/15/2027 (b)	EUR288,000	302,358
Lune Holdings SARL 5.63%, 11/15/2028 (a)	EUR475,000	407,172
Orange SA (EUR Swap Annual 5 Year + 2.10%), 1.75%, 7/15/2028 (a) (d) (e) (f)	EUR700,000	655,126
Paprec Holding SA
3.50%, 7/1/2028 (a)	EUR573,000	573,875
7.25%, 11/17/2029 (b)	EUR182,000	206,796
Parts Europe SA 6.50%, 7/16/2025 (a)	EUR400,000	435,701
Renault SA
1.25%, 6/24/2025 (a)	EUR500,000	517,908
2.00%, 9/28/2026 (a)	EUR600,000	610,995
1.13%, 10/4/2027 (a)	EUR800,000	773,950
Rexel SA 2.13%, 6/15/2028 (a)	EUR700,000	685,755
Societe Generale SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.93%), 4.75%, 5/26/2026 (b) (c) (d) (e) (f)	400,000	338,156
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (b) (c) (d) (e) (f)	525,000	399,610
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.34%, 1/21/2033 (b) (f)	501,000	400,268
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.95%), 6.69%, 1/10/2034 (b) (f)	580,000	580,912
SPIE SA 2.63%, 6/18/2026 (a)	EUR600,000	627,786
TotalEnergies Capital International SA 3.13%, 5/29/2050	50,000	34,422
TotalEnergies SE (EUR Swap Annual 5 Year + 1.77%), 1.75%, 4/4/2024 (a) (d) (e) (f)	EUR750,000	804,693
Vallourec SA 8.50%, 6/30/2026 (a)	EUR500,000	544,830
Veolia Environnement SA (EURIBOR ICE Swap Rate 5 Year + 2.15%), 1.63%, 6/1/2026 (a) (d) (e) (f)	EUR400,000	393,423
Vinci SA 1.75%, 9/26/2030 (a)	EUR100,000	97,634
		31,770,895
Germany — 4.4%
Adler Pelzer Holding GmbH 9.50%, 4/1/2027 (b)	EUR308,000	322,715
Birkenstock Financing Sarl 5.25%, 4/30/2029 (a)	EUR800,000	850,124

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Germany — continued
Cheplapharm Arzneimittel GmbH
3.50%, 2/11/2027 (a)	EUR300,000	308,375
4.38%, 1/15/2028 (a)	EUR550,000	565,510
Commerzbank AG (EUR Swap Annual 5 Year + 4.35%), 4.00%, 12/5/2030 (a) (f)	EUR500,000	526,604
CT Investment GmbH 5.50%, 4/15/2026 (a)	EUR206,000	216,899
Deutsche Bank AG (SOFR + 2.26%), 3.74%, 1/7/2033 (f)	450,000	344,351
Deutsche Lufthansa AG
2.88%, 2/11/2025 (a)	EUR1,200,000	1,278,015
3.00%, 5/29/2026 (a)	EUR1,100,000	1,150,773
Douglas GmbH 6.00%, 4/8/2026 (a)	EUR700,000	739,808
IHO Verwaltungs GmbH
3.75% (Cash), 9/15/2026 (a) (h)	EUR325,000	341,381
3.88% (Cash), 5/15/2027 (a) (h) (i)	EUR500,000	515,568
8.75% (Cash), 5/15/2028 (b) (h)	EUR263,169	305,437
Kirk Beauty SUN GmbH 8.25% (Cash), 10/1/2026 (a) (h)	EUR100,000	99,870
Nidda Healthcare Holding GmbH 7.50%, 8/21/2026 (a)	EUR1,000,000	1,109,630
Renk AG 5.75%, 7/15/2025 (a)	EUR300,000	322,669
Schaeffler AG
2.88%, 3/26/2027 (a)	EUR650,000	682,012
3.38%, 10/12/2028 (a)	EUR200,000	204,734
Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR747,318	801,832
Techem Verwaltungsgesellschaft 675 mbH 2.00%, 7/15/2025 (a)	EUR400,000	422,486
thyssenkrupp AG
2.88%, 2/22/2024 (a)	EUR600,000	649,625
2.50%, 2/25/2025 (a)	EUR400,000	426,256
TK Elevator Midco GmbH 4.38%, 7/15/2027 (a)	EUR300,000	308,590
TUI Cruises GmbH 6.50%, 5/15/2026 (a)	EUR350,000	368,511
Volkswagen International Finance NV
(EUR Swap Annual 5 Year + 3.75%), 3.50%, 6/17/2025 (a) (d) (e) (f)	EUR400,000	415,807
(EUR Swap Annual 10 Year + 3.98%), 4.63%, 6/27/2028 (a) (d) (e) (f)	EUR500,000	497,989
3.25%, 11/18/2030 (a)	EUR600,000	617,833
ZF Europe Finance BV
2.00%, 2/23/2026 (a)	EUR900,000	915,973
2.50%, 10/23/2027 (a)	EUR500,000	496,048
ZF Finance GmbH
2.25%, 5/3/2028 (a)	EUR200,000	195,031
3.75%, 9/21/2028 (a)	EUR500,000	514,996
		16,515,452
India — 0.2%
Greenko Dutch BV 3.85%, 3/29/2026 (b)	185,000	169,275
Greenko Power II Ltd. 4.30%, 12/13/2028 (b)	394,188	347,870
NTPC Ltd. 3.75%, 4/3/2024 (a)	200,000	198,740
		715,885
Indonesia — 0.2%
Indonesia Asahan Aluminium PT 5.45%, 5/15/2030 (b)	200,000	194,022

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Indonesia — continued
Pertamina Persero PT 3.65%, 7/30/2029 (b)	400,000	367,044
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/2027 (a)	200,000	191,772
		752,838
Ireland — 2.0%
AerCap Ireland Capital DAC
2.45%, 10/29/2026	300,000	273,297
6.10%, 1/15/2027	635,000	638,235
5.75%, 6/6/2028	342,000	340,635
3.30%, 1/30/2032	258,000	213,855
AIB Group plc
(EUR Swap Annual 5 Year + 6.63%), 6.25%, 6/23/2025 (a) (c) (d) (e) (f)	EUR700,000	740,996
(EUR Swap Annual 1 Year + 1.95%), 4.63%, 7/23/2029 (a) (f)	EUR300,000	328,072
(EUR Swap Annual 5 Year + 2.15%), 1.88%, 11/19/2029 (a) (f)	EUR750,000	785,026
Avolon Holdings Funding Ltd.
3.95%, 7/1/2024 (b)	126,000	123,853
2.88%, 2/15/2025 (b)	265,000	253,112
5.50%, 1/15/2026 (b)	315,000	308,857
2.13%, 2/21/2026 (b)	940,000	855,670
4.25%, 4/15/2026 (b)	125,000	118,890
4.38%, 5/1/2026 (b)	60,000	57,116
Bank of Ireland Group plc
(EUR Swap Annual 5 Year + 7.92%), 7.50%, 5/19/2025 (a) (c) (d) (e) (f)	EUR711,000	773,973
(EUR Swap Annual 5 Year + 6.43%), 6.00%, 9/1/2025 (a) (c) (d) (e) (f)	EUR600,000	631,613
eircom Finance DAC 3.50%, 5/15/2026 (a)	EUR1,100,000	1,156,940
		7,600,140
Israel — 0.2%
Energian Israel Finance Ltd.
4.88%, 3/30/2026 (a)	156,000	142,522
5.38%, 3/30/2028 (a)	150,475	130,772
Leviathan Bond Ltd.
6.13%, 6/30/2025 (a)	200,000	193,000
6.50%, 6/30/2027 (a)	165,554	154,975
		621,269
Italy — 5.2%
Assicurazioni Generali SpA
2.43%, 7/14/2031 (a)	EUR200,000	182,730
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/2047 (a) (f)	EUR200,000	221,684
Autostrade per l'Italia SpA
1.88%, 9/26/2029 (a)	EUR900,000	839,264
5.13%, 6/14/2033 (a)	EUR600,000	651,632
Enel Finance International NV
1.38%, 7/12/2026 (b)	1,460,000	1,308,359
3.50%, 4/6/2028 (b)	200,000	183,531
1.88%, 7/12/2028 (b)	425,000	360,861
0.50%, 6/17/2030 (a)	EUR200,000	176,984
0.88%, 1/17/2031 (a)	EUR493,000	436,261

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Italy — continued
2.25%, 7/12/2031 (b)	536,000	417,337
5.00%, 6/15/2032 (b)	200,000	187,655
Enel SpA
Series 63.5, (EUR Swap Annual 5 Year + 2.58%), 3.38%, 8/24/2026 (a) (d) (e) (f)	EUR800,000	816,418
Series 9.5Y, (EUR Swap Annual 5 Year + 2.01%), 1.88%, 6/8/2030 (a) (d) (e) (f)	EUR300,000	249,860
Eni SpA 4.25%, 5/9/2029 (b)	250,000	237,014
Guala Closures SpA 3.25%, 6/15/2028 (a)	EUR484,000	472,249
Infrastrutture Wireless Italiane SpA
1.88%, 7/8/2026 (a)	EUR500,000	514,105
1.63%, 10/21/2028 (a)	EUR200,000	195,083
Intesa Sanpaolo SpA
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (a) (c) (d) (e) (f)	EUR276,000	298,059
5.25%, 1/13/2030 (a)	EUR145,000	163,915
6.63%, 6/20/2033 (b)	1,220,000	1,194,532
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (b) (f)	200,000	131,695
Lottomatica SpA 7.13%, 6/1/2028 (b)	EUR237,000	268,340
Mundys SpA
1.63%, 2/3/2025 (a)	EUR300,000	314,602
1.88%, 7/13/2027 (a)	EUR450,000	443,959
1.88%, 2/12/2028 (a)	EUR600,000	574,985
Pro-Gest SpA 3.25%, 12/15/2024 (a)	EUR477,000	277,778
Rossini SARL 6.75%, 10/30/2025 (a)	EUR450,000	489,242
Saipem Finance International BV 2.63%, 1/7/2025 (a)	EUR700,000	744,300
Shiba Bidco SpA 4.50%, 10/31/2028 (a)	EUR750,000	742,901
TeamSystem SpA 3.50%, 2/15/2028 (a)	EUR300,000	288,180
Telecom Italia SpA
2.88%, 1/28/2026 (a)	EUR200,000	208,448
3.63%, 5/25/2026 (a)	EUR400,000	421,685
2.38%, 10/12/2027 (a)	EUR1,350,000	1,329,875
6.88%, 2/15/2028 (a)	EUR500,000	563,299
1.63%, 1/18/2029 (a)	EUR600,000	541,443
UniCredit SpA
(EUR Swap Annual 5 Year + 4.93%), 5.38%, 6/3/2025 (a) (c) (d) (e) (f)	EUR400,000	413,239
(EURIBOR ICE Swap Rate 5 Year + 7.33%), 7.50%, 6/3/2026 (a) (c) (d) (e) (f)	EUR400,000	435,944
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (f)	200,000	180,026
(EURIBOR 3 Month + 0.85%), 0.93%, 1/18/2028 (a) (f)	EUR600,000	594,278
(EURIBOR 3 Month + 1.90%), 4.80%, 1/17/2029 (a) (f)	EUR1,100,000	1,223,548
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (b) (f)	410,000	331,202
		19,626,502
Japan — 0.7%
Mitsubishi UFJ Financial Group, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (f)	707,000	641,076
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/2028	1,110,000	1,101,375
1.00%, 7/9/2029	EUR363,000	342,027

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Japan — continued
3.00%, 11/21/2030 (a)	EUR200,000	207,660
3.03%, 7/9/2040	270,000	195,024
		2,487,162
Kazakhstan — 0.2%
KazMunayGas National Co. JSC
5.38%, 4/24/2030 (a)	600,000	563,100
5.75%, 4/19/2047 (a)	380,000	301,990
		865,090
Kuwait — 0.0% ^
MEGlobal Canada ULC 5.00%, 5/18/2025 (b)	200,000	195,922
Luxembourg — 1.6%
Altice Finco SA 4.75%, 1/15/2028 (a)	EUR500,000	419,073
Altice France Holding SA
8.00%, 5/15/2027 (a)	EUR750,000	391,860
8.00%, 5/15/2027 (b)	EUR123,000	64,265
4.00%, 2/15/2028 (a)	EUR100,000	41,363
ARD Finance SA 5.00% (Cash), 6/30/2027 (a) (h) (i)	EUR400,000	225,651
Herens Midco SARL 5.25%, 5/15/2029 (a)	EUR403,000	246,135
INEOS Finance plc
3.38%, 3/31/2026 (a)	EUR547,000	578,857
6.63%, 5/15/2028 (a)	EUR200,000	221,980
Matterhorn Telecom SA
3.13%, 9/15/2026 (a)	EUR775,000	809,338
4.00%, 11/15/2027 (a)	EUR100,000	105,482
Monitchem HoldCo 3 SA 8.75%, 5/1/2028 (a)	EUR300,000	325,325
PLT VII Finance SARL 4.63%, 1/5/2026 (a)	EUR750,000	802,162
SELP Finance SARL, REIT 0.88%, 5/27/2029 (a)	EUR900,000	799,904
SES SA
(EUR Swap Annual 5 Year + 3.19%), 2.88%, 5/27/2026 (a) (d) (e) (f)	EUR400,000	388,891
0.88%, 11/4/2027 (a)	EUR130,000	124,816
Summer BC Holdco A SARL 9.25%, 10/31/2027 (a)	EUR90,105	83,171
Summer BC Holdco B SARL 5.75%, 10/31/2026 (a)	EUR400,000	412,977
		6,041,250
Malaysia — 0.1%
Petronas Capital Ltd. 3.40%, 4/28/2061 (b)	436,000	282,310
Mexico — 0.6%
BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (b) (c) (f)	200,000	178,676
Cemex SAB de CV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.13%, 6/8/2026 (b) (d) (e) (f)	488,000	455,402
Fomento Economico Mexicano SAB de CV 3.50%, 1/16/2050	150,000	103,125
Petroleos Mexicanos 6.88%, 8/4/2026	1,560,000	1,465,854
Southern Copper Corp. 5.88%, 4/23/2045	140,000	132,447
		2,335,504
Morocco — 0.0% ^
OCP SA 6.88%, 4/25/2044 (a)	200,000	181,000

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Netherlands — 2.3%
ABN AMRO Bank NV
4.75%, 7/28/2025 (b)	200,000	194,145
(EUR Swap Annual 5 Year + 4.67%), 4.38%, 9/22/2025 (a) (c) (d) (e) (f)	EUR200,000	204,270
4.80%, 4/18/2026 (b)	200,000	193,020
(EUR Swap Annual 5 Year + 3.90%), 4.75%, 9/22/2027 (a) (c) (d) (e) (f)	EUR1,000,000	953,744
Cooperatieve Rabobank UA
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.00%, 9/24/2026 (b) (f)	365,000	334,971
(EUR Swap Annual 5 Year + 3.70%), 3.25%, 12/29/2026 (a) (c) (d) (e) (f)	EUR600,000	559,217
(EUR Swap Annual 5 Year + 4.68%), 4.38%, 6/29/2027 (a) (c) (d) (e) (f)	EUR400,000	394,398
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.22%), 3.65%, 4/6/2028 (b) (f)	890,000	832,380
ING Groep NV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%, 11/16/2026 (c) (d) (e) (f)	495,000	447,667
Q-Park Holding I BV 2.00%, 3/1/2027 (a)	EUR200,000	200,835
Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR800,000	735,704
Titan Holdings II BV 5.13%, 7/15/2029 (a)	EUR568,000	515,722
Trivium Packaging Finance BV 3.75%, 8/15/2026 (a) (g)	EUR550,000	566,496
UPC Holding BV 3.88%, 6/15/2029 (a)	EUR700,000	674,265
VZ Vendor Financing II BV 2.88%, 1/15/2029 (a)	EUR100,000	89,001
Wolters Kluwer NV 3.75%, 4/3/2031 (a)	EUR500,000	547,657
Ziggo Bond Co. BV 3.38%, 2/28/2030 (a)	EUR1,200,000	1,026,979
		8,470,471
New Zealand — 0.1%
ANZ New Zealand Int'l Ltd. 2.55%, 2/13/2030 (b)	490,000	412,719
Norway — 0.7%
Aker BP ASA 6.00%, 6/13/2033 (b)	525,000	525,910
DNB Bank ASA
(U.K. Government Bonds 1 Year Note Generic Bid Yield + 1.35%), 2.63%, 6/10/2026 (a) (f)	GBP1,000,000	1,204,524
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (b) (f)	841,000	770,173
		2,500,607
Portugal — 0.8%
EDP - Energias de Portugal SA
(EUR Swap Annual 5 Year + 1.84%), 1.70%, 7/20/2080 (a) (f)	EUR1,000,000	1,024,496
Series NC5., (EUR Swap Annual 5 Year + 1.89%), 1.50%, 3/14/2082 (a) (f)	EUR400,000	378,798
(EUR Swap Annual 5 Year + 3.18%), 5.94%, 4/23/2083 (a) (f)	EUR200,000	219,877
EDP Finance BV
3.63%, 7/15/2024 (b)	675,000	664,880
1.50%, 11/22/2027 (a)	EUR750,000	754,667
		3,042,718
South Africa — 0.4%
Anglo American Capital plc
4.00%, 9/11/2027 (b)	500,000	472,855
5.50%, 5/2/2033 (b)	1,170,000	1,132,618
		1,605,473
Spain — 6.1%
Abertis Infraestructuras Finance BV

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Spain — continued
(EUR Swap Annual 5 Year + 3.69%), 3.25%, 11/24/2025 (a) (d) (e) (f)	EUR900,000	918,422
(EUR Swap Annual 5 Year + 3.27%), 2.63%, 1/26/2027 (a) (d) (e) (f)	EUR100,000	95,095
Banco Bilbao Vizcaya Argentaria SA
Series 9, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.19%), 6.50%, 3/5/2025 (c) (d) (e) (f)	200,000	191,359
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.10%), 9.38%, 3/19/2029 (c) (d) (e) (f)	1,000,000	1,017,725
Banco de Sabadell SA (EUR Swap Annual 1 Year + 0.97%), 0.63%, 11/7/2025 (a) (f)	EUR300,000	315,300
Banco Santander SA
5.15%, 8/18/2025	1,400,000	1,380,582
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (f)	800,000	709,662
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 9.63%, 11/21/2028 (c) (d) (e) (f)	1,000,000	1,019,738
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.30%), 9.63%, 5/21/2033 (c) (d) (e) (f)	800,000	835,000
CaixaBank SA
(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a) (c) (d) (e) (f)	EUR400,000	431,590
1.13%, 3/27/2026 (a)	EUR1,000,000	1,022,961
(EUR Swap Annual 5 Year + 6.35%), 5.88%, 10/9/2027 (a) (c) (d) (e) (f)	EUR400,000	407,933
(EUR Swap Annual 5 Year + 3.86%), 3.63%, 9/14/2028 (a) (c) (d) (e) (f)	EUR600,000	470,134
(EUR Swap Annual 5 Year + 3.62%), 3.75%, 2/15/2029 (a) (f)	EUR800,000	867,214
(SOFR + 2.77%), 6.84%, 9/13/2034 (b) (f)	425,000	427,138
Cellnex Finance Co. SA 2.25%, 4/12/2026 (a)	EUR500,000	519,748
Cellnex Telecom SA
1.00%, 4/20/2027 (a)	EUR600,000	590,814
1.88%, 6/26/2029 (a)	EUR700,000	673,440
1.75%, 10/23/2030 (a)	EUR800,000	737,557
Cirsa Finance International Sarl 7.88%, 7/31/2028 (a)	EUR200,000	222,870
Cirsa Finance International SARL 4.75%, 5/22/2025 (a)	EUR950,000	1,031,490
eDreams ODIGEO SA
5.50%, 7/15/2027 (b)	EUR307,000	320,803
5.50%, 7/15/2027 (a)	EUR400,000	417,984
Grifols SA
1.63%, 2/15/2025 (a)	EUR550,000	581,932
2.25%, 11/15/2027 (a)	EUR1,000,000	993,256
3.88%, 10/15/2028 (a)	EUR500,000	479,049
Grupo Antolin-Irausa SA
3.38%, 4/30/2026 (a)	EUR100,000	90,834
3.50%, 4/30/2028 (a)	EUR200,000	152,299
Iberdrola International BV
(EUR Swap Annual 5 Year + 2.06%), 2.63%, 1/8/2024 (a) (d) (e) (f)	EUR800,000	864,177
Series NC5, (EUR Swap Annual 5 Year + 2.32%), 1.87%, 1/28/2026 (a) (d) (e) (f)	EUR300,000	302,875
Kaixo Bondco Telecom SA 5.13%, 9/30/2029 (a)	EUR392,000	389,230
Lorca Telecom Bondco SA 4.00%, 9/18/2027 (a)	EUR1,066,000	1,102,568
Naturgy Finance BV (EUR Swap Annual 9 Year + 3.08%), 3.38%, 4/24/2024 (a) (d) (e) (f)	EUR200,000	214,173
Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (f)	EUR800,000	860,395
Telefonica Emisiones SA 5.21%, 3/8/2047	150,000	128,771
Telefonica Europe BV
Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 12/4/2023 (a) (d) (e) (f)	EUR100,000	108,850
(EUR Swap Annual 8 Year + 2.97%), 3.88%, 6/22/2026 (a) (d) (e) (f)	EUR900,000	923,320

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Spain — continued
(EUR Swap Annual 6 Year + 2.87%), 2.88%, 2/24/2028 (a) (d) (e) (f)	EUR1,000,000	956,430
(EUR Swap Annual 7 Year + 3.35%), 6.14%, 2/3/2030 (a) (d) (e) (f)	EUR200,000	212,874
		22,985,592
Sweden — 0.9%
Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (a) (c) (d) (e) (f)	1,000,000	784,788
Verisure Holding AB
3.88%, 7/15/2026 (a)	EUR475,000	498,378
3.25%, 2/15/2027 (a)	EUR1,100,000	1,115,032
Verisure Midholding AB 5.25%, 2/15/2029 (a)	EUR300,000	298,433
Volvo Car AB
2.00%, 1/24/2025 (a)	EUR200,000	211,789
2.50%, 10/7/2027 (a)	EUR400,000	403,834
		3,312,254
Switzerland — 1.6%
Dufry One BV
2.50%, 10/15/2024 (a)	EUR700,000	747,267
2.00%, 2/15/2027 (a)	EUR600,000	595,980
Holcim Finance Luxembourg SA 0.50%, 4/23/2031 (a)	EUR400,000	340,467
Holcim Sterling Finance Netherlands BV 2.25%, 4/4/2034 (a)	GBP300,000	272,114
Swiss Re Finance Luxembourg SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (b) (f)	200,000	187,257
UBS Group AG
(SOFR + 3.34%), 6.37%, 7/15/2026 (b) (f)	300,000	300,614
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (b) (f)	322,000	312,215
4.28%, 1/9/2028 (b)	550,000	519,851
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.75%), 9.25%, 11/13/2028 (b) (c) (d) (e) (f)	200,000	208,955
(SOFR + 3.73%), 4.19%, 4/1/2031 (b) (f)	274,000	245,968
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.10%, 2/11/2032 (b) (f)	280,000	214,225
(SOFR + 1.73%), 3.09%, 5/14/2032 (b) (f)	561,000	457,995
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (b) (f)	430,000	335,402
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.40%), 4.99%, 8/5/2033 (b) (f)	200,000	184,072
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.76%), 9.25%, 11/13/2033 (b) (c) (d) (e) (f)	200,000	211,985
Zurich Insurance Co. Ltd. (EURIBOR 3 Month + 3.95%), 3.50%, 10/1/2046 (a) (f)	EUR700,000	737,476
		5,871,843
Taiwan — 0.4%
TSMC Arizona Corp. 4.25%, 4/22/2032	380,000	363,554
TSMC Global Ltd.
1.25%, 4/23/2026 (b)	700,000	638,687
2.25%, 4/23/2031 (b)	700,000	573,741
		1,575,982
United Kingdom — 10.2%
888 Acquisitions Ltd.
7.56%, 7/15/2027 (b)	EUR230,000	233,143
7.56%, 7/15/2027 (a)	EUR200,000	202,622

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United Kingdom — continued
AstraZeneca plc
0.38%, 6/3/2029 (a)	EUR700,000	650,478
4.00%, 9/18/2042	490,000	418,945
Barclays plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (f)	630,000	625,713
(SOFR + 2.22%), 6.49%, 9/13/2029 (f)	270,000	273,035
BAT Capital Corp.
6.34%, 8/2/2030	380,000	390,084
7.08%, 8/2/2043	1,005,000	1,022,878
Bellis Acquisition Co. plc
3.25%, 2/16/2026 (a)	GBP200,000	230,081
4.50%, 2/16/2026 (a)	GBP200,000	235,440
BP Capital Markets plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d) (e) (f)	204,000	196,550
(EUR Swap Annual 5 Year + 3.52%), 3.25%, 3/22/2026 (a) (d) (e) (f)	EUR1,450,000	1,499,855
(EUR Swap Annual 5 Year + 3.78%), 3.63%, 3/22/2029 (a) (d) (e) (f)	EUR200,000	196,202
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (e) (f)	94,000	84,484
Cadent Finance plc 0.63%, 3/19/2030 (a)	EUR800,000	707,386
Centrica plc 4.38%, 3/13/2029 (a)	GBP200,000	239,457
CPUK Finance Ltd. 4.50%, 8/28/2027 (a)	GBP400,000	439,333
EC Finance plc 3.00%, 10/15/2026 (a)	EUR899,000	925,964
Eversholt Funding plc 2.74%, 6/30/2040 (a)	GBP697,440	711,731
Gatwick Funding Ltd. 2.50%, 4/15/2030 (a)	GBP700,000	740,007
Heathrow Funding Ltd.
1.50%, 10/12/2025 (a)	EUR800,000	835,405
6.75%, 12/3/2026 (a)	GBP300,000	389,411
1.50%, 2/11/2030 (a)	EUR300,000	281,797
1.13%, 10/8/2030 (a)	EUR700,000	628,228
1.88%, 3/14/2034 (a)	EUR250,000	217,328
5.88%, 5/13/2041 (a)	GBP100,000	124,959
HSBC Holdings plc
(SOFR + 1.54%), 1.65%, 4/18/2026 (f)	490,000	461,044
(SOFR + 3.03%), 7.34%, 11/3/2026 (f)	720,000	742,340
5.75%, 12/20/2027 (a)	GBP200,000	254,059
(SOFR + 2.61%), 5.21%, 8/11/2028 (f)	380,000	373,276
(SOFR + 1.73%), 2.01%, 9/22/2028 (f)	1,270,000	1,107,201
(SOFR + 1.29%), 2.21%, 8/17/2029 (f)	985,000	835,993
(3-MONTH CME TERM SOFR + 1.87%), 3.97%, 5/22/2030 (f)	374,000	339,889
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (c) (d) (e) (f)	695,000	539,767
(SOFR + 1.41%), 2.87%, 11/22/2032 (f)	440,000	350,743
Iceland Bondco plc 10.88%, 12/15/2027 (b)	GBP120,000	155,661
INEOS Quattro Finance 1 plc 3.75%, 7/15/2026 (a)	EUR400,000	403,119
INEOS Quattro Finance 2 plc 8.50%, 3/15/2029 (b)	EUR200,000	223,251
INEOS Styrolution Ludwigshafen GmbH 2.25%, 1/16/2027 (a)	EUR300,000	290,705
International Consolidated Airlines Group SA
2.75%, 3/25/2025 (a)	EUR100,000	106,281
1.50%, 7/4/2027 (a)	EUR600,000	588,981

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United Kingdom — continued
Jaguar Land Rover Automotive plc
2.20%, 1/15/2024 (a)	EUR300,000	325,181
4.50%, 1/15/2026 (a)	EUR500,000	539,882
Lloyds Banking Group plc
4.58%, 12/10/2025	200,000	193,023
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.48%), 5.99%, 8/7/2027 (f)	410,000	410,942
National Grid plc
2.18%, 6/30/2026 (a)	EUR900,000	940,032
0.25%, 9/1/2028 (a)	EUR800,000	739,031
NatWest Group plc
(3-MONTH SOFR + 1.76%), 4.27%, 3/22/2025 (f)	780,000	775,089
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (c) (d) (e) (f)	650,000	617,400
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.27%), 5.52%, 9/30/2028 (f)	400,000	393,768
(EURIBOR 3 Month + 0.89%), 0.67%, 9/14/2029 (a) (f)	EUR1,200,000	1,098,091
NGG Finance plc (EUR Swap Annual 5 Year + 2.53%), 2.13%, 9/5/2082 (a) (f)	EUR730,000	701,875
Nomad Foods Bondco plc 2.50%, 6/24/2028 (a)	EUR600,000	583,545
Pinnacle Bidco plc 8.25%, 10/11/2028 (b)	EUR287,000	313,337
Punch Finance plc 6.13%, 6/30/2026 (a)	GBP438,000	493,063
RAC Bond Co. plc 5.25%, 11/4/2027 (a)	GBP554,000	588,704
RELX Finance BV 0.88%, 3/10/2032 (a)	EUR500,000	440,383
Rolls-Royce plc
0.88%, 5/9/2024 (a)	EUR600,000	643,087
4.63%, 2/16/2026 (a)	EUR700,000	762,521
Santander UK Group Holdings plc
(SOFR + 2.75%), 6.83%, 11/21/2026 (f)	285,000	287,374
(SOFR + 0.99%), 1.67%, 6/14/2027 (f)	900,000	803,604
(SOFR + 2.60%), 6.53%, 1/10/2029 (f)	665,000	670,597
South Eastern Power Networks plc 5.63%, 9/30/2030 (a)	GBP400,000	513,485
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (b) (f)	312,000	310,040
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 3.97%, 3/30/2026 (b) (f)	395,000	382,467
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.45%), 7.77%, 11/16/2028 (b) (f)	670,000	709,286
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.85%), 4.64%, 4/1/2031 (b) (f)	1,046,000	957,235
Synthomer plc 3.88%, 7/1/2025 (a)	EUR400,000	428,518
Thames Water Utilities Finance plc 4.38%, 1/18/2031 (a)	EUR400,000	399,273
Virgin Media Finance plc 3.75%, 7/15/2030 (a)	EUR800,000	740,180
Vmed O2 UK Financing I plc 3.25%, 1/31/2031 (a)	EUR500,000	465,334
Vodafone Group plc
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/3/2078 (a) (f)	EUR400,000	412,034
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (f)	429,000	433,297
(EUR Swap Annual 5 Year + 3.48%), 3.00%, 8/27/2080 (a) (f)	EUR925,000	850,799
		38,195,303
United States — 9.6%
AbbVie, Inc. 4.25%, 11/21/2049	530,000	445,885
AES Corp. (The)
3.30%, 7/15/2025 (b)	31,000	29,595
3.95%, 7/15/2030 (b)	42,000	37,346

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Air Lease Corp. 3.13%, 12/1/2030	256,000	215,448
American Express Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 3.55%, 9/15/2026 (d) (e) (f)	104,000	87,675
American Medical Systems Europe BV 1.63%, 3/8/2031	EUR100,000	94,860
Amgen, Inc. 5.25%, 3/2/2033	374,000	370,216
Ardagh Packaging Finance plc 2.13%, 8/15/2026 (a)	EUR700,000	672,642
AT&T, Inc.
3.50%, 9/15/2053	130,000	86,549
3.55%, 9/15/2055	99,000	65,268
Bank of America Corp.
(SOFR + 1.29%), 5.08%, 1/20/2027 (f)	210,000	207,680
(SOFR + 1.05%), 2.55%, 2/4/2028 (f)	175,000	159,430
(SOFR + 1.63%), 5.20%, 4/25/2029 (f)	500,000	492,334
(SOFR + 1.57%), 5.82%, 9/15/2029 (f)	1,080,000	1,089,630
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (f)	560,000	455,373
(SOFR + 1.32%), 2.69%, 4/22/2032 (f)	249,000	202,293
(SOFR + 1.22%), 2.30%, 7/21/2032 (f)	470,000	368,902
(SOFR + 1.84%), 5.87%, 9/15/2034 (f)	360,000	361,206
Baxter International, Inc. 2.54%, 2/1/2032	605,000	484,977
Berkshire Hathaway Energy Co. 4.60%, 5/1/2053	47,000	38,408
Boeing Co. (The) 5.81%, 5/1/2050	205,000	199,939
BP Capital Markets America, Inc. 2.72%, 1/12/2032	881,000	743,135
Broadcom, Inc. 3.47%, 4/15/2034 (b)	1,090,000	906,352
Capital One Financial Corp. Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (d) (e) (f)	310,000	234,386
CCO Holdings LLC 5.13%, 5/1/2027 (b)	140,000	133,204
Cencora, Inc. 2.70%, 3/15/2031	839,000	704,372
CenterPoint Energy, Inc. 2.95%, 3/1/2030	280,000	240,419
CF Industries, Inc. 4.95%, 6/1/2043	224,000	189,877
Charter Communications Operating LLC
3.70%, 4/1/2051	308,000	190,591
3.90%, 6/1/2052	282,000	180,412
Cheniere Energy Partners LP 5.95%, 6/30/2033 (b)	540,000	535,783
Citigroup, Inc.
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d) (e) (f)	160,000	143,315
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (e) (f)	686,000	596,943
(SOFR + 1.17%), 2.56%, 5/1/2032 (f)	320,000	257,419
(SOFR + 1.18%), 2.52%, 11/3/2032 (f)	140,000	110,834
Columbia Pipelines Operating Co. LLC
5.93%, 8/15/2030 (b)	800,000	803,204
6.04%, 11/15/2033 (b)	200,000	201,814
Comcast Corp.
2.80%, 1/15/2051	130,000	81,404
5.35%, 5/15/2053	1,365,000	1,318,037
2.94%, 11/1/2056	290,000	177,186
Constellation Energy Generation LLC
5.80%, 3/1/2033	200,000	201,161
5.60%, 6/15/2042	210,000	196,322

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
6.50%, 10/1/2053	140,000	146,378
Crown Castle, Inc., REIT
4.80%, 9/1/2028	190,000	183,532
2.10%, 4/1/2031	280,000	219,933
CVS Health Corp. 5.25%, 2/21/2033	286,000	281,140
Danaher Corp. 2.80%, 12/10/2051	85,000	53,925
Diamondback Energy, Inc. 3.13%, 3/24/2031	277,000	238,600
Discovery Communications LLC 3.63%, 5/15/2030	50,000	44,183
Duke Energy Indiana LLC 5.40%, 4/1/2053	35,000	33,099
Duke Energy Ohio, Inc.
5.25%, 4/1/2033	45,000	44,658
5.65%, 4/1/2053	15,000	14,689
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	140,000	106,626
Entergy Texas, Inc. 1.75%, 3/15/2031	115,000	89,581
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	274,000	252,329
FirstEnergy Transmission LLC 2.87%, 9/15/2028 (b)	705,000	623,394
Ford Motor Credit Co. LLC
4.27%, 1/9/2027	200,000	187,829
3.63%, 6/17/2031	467,000	387,926
Freeport-McMoRan, Inc.
4.13%, 3/1/2028	119,000	111,505
4.25%, 3/1/2030	218,000	198,889
4.63%, 8/1/2030	740,000	687,508
5.40%, 11/14/2034	55,000	52,162
General Electric Co. 4.13%, 9/19/2035 (a)	EUR100,000	110,254
Gilead Sciences, Inc. 5.55%, 10/15/2053	320,000	323,038
Global Payments, Inc. 2.90%, 11/15/2031	265,000	217,819
Goldman Sachs Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (d) (e) (f)	10,000	8,428
(SOFR + 0.91%), 1.95%, 10/21/2027 (f)	355,000	318,785
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 7.50%, 2/10/2029 (d) (e) (f)	510,000	517,421
(SOFR + 1.28%), 2.62%, 4/22/2032 (f)	290,000	233,686
(SOFR + 1.25%), 2.38%, 7/21/2032 (f)	190,000	149,613
(SOFR + 1.26%), 2.65%, 10/21/2032 (f)	300,000	239,358
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (b)	50,000	46,817
HCA, Inc.
5.88%, 2/15/2026	185,000	185,341
5.20%, 6/1/2028	170,000	167,571
2.38%, 7/15/2031	370,000	294,356
5.50%, 6/15/2047	91,000	81,707
5.25%, 6/15/2049	500,000	433,734
3.50%, 7/15/2051	150,000	98,287
4.63%, 3/15/2052	687,000	544,063
Healthpeak OP LLC, REIT 5.25%, 12/15/2032	367,000	354,445
Hyundai Capital America
3.50%, 11/2/2026 (b)	555,000	522,064
3.50%, 11/2/2026 (a)	150,000	141,098
6.50%, 1/16/2029 (b)	110,000	112,873

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
International Game Technology plc 2.38%, 4/15/2028 (a)	EUR200,000	197,291
Intuit, Inc. 5.50%, 9/15/2053	30,000	30,783
JBS USA LUX SA
6.75%, 3/15/2034 (b)	240,000	241,236
4.38%, 2/2/2052	120,000	82,309
7.25%, 11/15/2053 (b)	290,000	294,040
Kinder Morgan, Inc. 5.20%, 6/1/2033	230,000	220,234
Kraft Heinz Foods Co. 4.88%, 10/1/2049	250,000	219,667
Lowe's Cos., Inc. 4.80%, 4/1/2026	225,000	223,207
Meta Platforms, Inc.
4.45%, 8/15/2052	148,000	126,538
5.60%, 5/15/2053	120,000	121,923
Metropolitan Life Global Funding I 3.30%, 3/21/2029 (b)	185,000	167,649
Morgan Stanley
(SOFR + 0.46%), 5.79%, 1/25/2024 (f)	598,000	597,987
(SOFR + 0.88%), 1.59%, 5/4/2027 (f)	690,000	625,601
(SOFR + 1.61%), 4.21%, 4/20/2028 (f)	315,000	302,486
(SOFR + 1.73%), 5.12%, 2/1/2029 (f)	455,000	447,852
(SOFR + 1.59%), 5.16%, 4/20/2029 (f)	575,000	565,444
(SOFR + 1.63%), 5.45%, 7/20/2029 (f)	870,000	866,701
(SOFR + 1.18%), 2.24%, 7/21/2032 (f)	220,000	172,045
(SOFR + 1.20%), 2.51%, 10/20/2032 (f)	173,000	137,214
(SOFR + 1.88%), 5.42%, 7/21/2034 (f)	290,000	281,230
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (f)	125,000	121,171
Netflix, Inc. 5.38%, 11/15/2029 (b)	357,000	359,335
OI European Group BV 6.25%, 5/15/2028 (b)	EUR180,000	200,828
Oracle Corp. 5.55%, 2/6/2053	250,000	235,676
Pacific Gas and Electric Co.
3.30%, 3/15/2027	366,000	334,810
6.15%, 1/15/2033	460,000	458,168
6.40%, 6/15/2033	360,000	364,271
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (b) (g) (j)	9,000	5,670
Pfizer Investment Enterprises Pte. Ltd. 5.30%, 5/19/2053	112,000	109,204
PNC Financial Services Group, Inc. (The) Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (d) (e) (f)	321,000	246,024
Regency Centers LP, REIT 2.95%, 9/15/2029	95,000	82,799
Roper Technologies, Inc. 2.95%, 9/15/2029	160,000	142,263
Take-Two Interactive Software, Inc.
3.55%, 4/14/2025	60,000	58,405
5.00%, 3/28/2026	57,000	56,621
3.70%, 4/14/2027	210,000	200,042
Texas Instruments, Inc. 5.00%, 3/14/2053	90,000	86,496
Thermo Fisher Scientific, Inc. 0.88%, 10/1/2031	EUR100,000	88,819
T-Mobile USA, Inc.
2.63%, 2/15/2029	34,000	29,931
2.55%, 2/15/2031	81,000	67,146
UGI International LLC 2.50%, 12/1/2029 (a)	EUR350,000	317,775
Union Electric Co. 3.90%, 4/1/2052	80,000	60,760

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Warnermedia Holdings, Inc.
4.28%, 3/15/2032	1,452,000	1,280,901
5.05%, 3/15/2042	155,000	127,973
5.14%, 3/15/2052	111,000	88,718
Wells Fargo & Co.
Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (e) (f)	340,000	306,739
(SOFR + 1.74%), 5.57%, 7/25/2029 (f)	780,000	778,748
(SOFR + 1.99%), 5.56%, 7/25/2034 (f)	500,000	487,134
Welltower OP LLC, REIT 2.80%, 6/1/2031	220,000	183,486
		36,171,820
Total Corporate Bonds (Cost $247,808,886)		230,935,156
Foreign Government Securities — 32.0%
Angola — 0.2%
Republic of Angola
8.00%, 11/26/2029 (a)	210,000	175,613
8.75%, 4/14/2032 (b)	483,000	402,550
		578,163
Australia — 2.6%
Commonwealth of Australia
1.25%, 5/21/2032	AUD16,638,000	8,587,534
3.00%, 3/21/2047 (a)	AUD2,140,000	1,068,497
		9,656,031
Bahrain — 0.1%
Kingdom of Bahrain 6.00%, 9/19/2044 (a)	335,000	263,394
Brazil — 6.9%
Notas do Tesouro Nacional
10.00%, 1/1/2025 (j)	BRL40,000,000	8,093,256
10.00%, 1/1/2027 (j)	BRL87,300,000	17,647,869
		25,741,125
Canada — 5.0%
Canada Government Bond
0.75%, 2/1/2024	CAD2,000,000	1,463,768
0.25%, 4/1/2024	CAD8,600,000	6,245,022
2.50%, 6/1/2024	CAD4,300,000	3,131,605
2.75%, 8/1/2024	CAD7,000,000	5,088,986
1.50%, 9/1/2024	CAD3,795,000	2,731,802
		18,661,183
Colombia — 0.3%
Republic of Colombia
3.13%, 4/15/2031	460,000	354,660
5.20%, 5/15/2049	520,000	366,600
8.75%, 11/14/2053	277,000	293,620
		1,014,880

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Costa Rica — 0.2%
Republic of Costa Rica
6.13%, 2/19/2031 (a)	300,000	298,950
7.30%, 11/13/2054 (b)	521,000	530,378
		829,328
Czech Republic — 1.6%
Czech Republic
4.50%, 11/11/2032	CZK57,580,000	2,616,810
4.90%, 4/14/2034	CZK49,480,000	2,315,534
1.95%, 7/30/2037	CZK37,240,000	1,260,008
		6,192,352
Dominican Republic — 0.3%
Dominican Republic Government Bond
6.88%, 1/29/2026 (b)	280,000	280,904
5.30%, 1/21/2041 (b)	375,000	300,938
6.85%, 1/27/2045 (a)	660,000	609,840
		1,191,682
Germany — 0.3%
Bundesrepublik Deutschland 2.30%, 2/15/2033 (a)	EUR1,090,000	1,174,494
Hungary — 0.1%
Hungary Government Bond 6.75%, 9/25/2052 (b)	394,000	400,304
Israel — 0.1%
State of Israel Government Bond 3.38%, 1/15/2050	570,000	375,488
Italy — 0.3%
Italian Republic Government Bond 2.88%, 10/17/2029	1,135,000	991,066
Ivory Coast — 0.4%
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (a)	270,000	259,335
6.13%, 6/15/2033 (a)	570,000	503,025
6.88%, 10/17/2040 (b)	EUR730,000	625,751
		1,388,111
Lebanon — 0.0% ^
Lebanese Republic
6.65%, 4/22/2024 (a) (j)	227,000	12,601
6.65%, 11/3/2028 (a) (j)	226,000	12,848
		25,449
Mexico — 4.1%
Mex Bonos Desarr Fix Rt
7.75%, 5/29/2031	MXN125,280,000	6,584,693
7.50%, 5/26/2033	MXN70,230,000	3,563,358
8.00%, 5/24/2035	MXN72,630,000	3,753,763
United Mexican States
6.35%, 2/9/2035	325,000	327,762

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Mexico—continued
3.77%, 5/24/2061	392,000	247,352
3.75%, 4/19/2071	1,433,000	888,460
		15,365,388
New Zealand — 0.6%
New Zealand Government Bond
4.50%, 4/15/2027 (a)	NZD952,000	580,848
2.75%, 4/15/2037 (a)	NZD3,201,000	1,531,150
		2,111,998
Nigeria — 0.1%
Federal Republic of Nigeria
7.63%, 11/21/2025 (a)	300,000	292,500
7.38%, 9/28/2033 (b)	327,000	258,943
		551,443
Oman — 0.3%
Sultanate of Oman Government Bond
5.63%, 1/17/2028 (a)	300,000	299,655
6.25%, 1/25/2031 (a)	550,000	563,269
6.75%, 1/17/2048 (a)	320,000	311,104
		1,174,028
Paraguay — 0.1%
Republic of Paraguay 4.95%, 4/28/2031 (b)	550,000	518,661
Philippines — 0.1%
Republic of Philippines
2.95%, 5/5/2045	330,000	226,086
5.50%, 1/17/2048	200,000	196,772
		422,858
Romania — 0.3%
Romania Government Bond
6.63%, 9/27/2029 (b)	EUR776,000	877,035
4.63%, 4/3/2049 (b)	EUR276,000	228,324
7.63%, 1/17/2053 (b)	148,000	155,067
		1,260,426
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia 5.00%, 1/18/2053 (b)	566,000	483,223
Senegal — 0.1%
Republic of Senegal 6.25%, 5/23/2033 (a)	660,000	546,975
South Africa — 1.7%
Republic of South Africa
4.30%, 10/12/2028	490,000	441,000
8.25%, 3/31/2032	ZAR29,250,000	1,332,281
8.88%, 2/28/2035	ZAR88,692,132	3,914,490
5.75%, 9/30/2049	710,000	514,750
		6,202,521

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Spain — 4.4%
Bonos and Obligaciones del Estado
0.25%, 7/30/2024	EUR3,000,000	3,192,431
2.75%, 10/31/2024 (a)	EUR5,480,000	5,919,358
1.60%, 4/30/2025 (a)	EUR7,070,000	7,514,200
		16,625,989
Turkey — 0.1%
Republic of Turkey 9.88%, 1/15/2028	350,000	375,813
United Arab Emirates — 0.1%
United Arab Emirates Government Bond 4.00%, 7/28/2050 (b)	400,000	248,000
United Kingdom — 1.5%
United Kingdom of Great Britain and Northern Ireland 3.75%, 10/22/2053 (a)	GBP5,390,000	5,793,849
Uruguay — 0.0% ^
Oriental Republic of Uruguay 5.10%, 6/18/2050	88,906	83,349
Total Foreign Government Securities (Cost $125,050,936)		120,247,571
Asset-Backed Securities — 1.3%
Cayman Islands — 0.3%
Bain Capital Credit CLO Ltd. Series 2021-7A, Class A1, 6.81%, 1/22/2035 (b) (i)	250,000	248,983
Dryden CLO Ltd. Series 2019-68A, Class AR, 6.83%, 7/15/2035 (b) (i)	290,000	289,222
Galaxy CLO Ltd. Series 2013-15A, Class ARR, 6.63%, 10/15/2030 (b) (i)	217,577	217,140
Neuberger Berman CLO Series 2013-15A, Class A1R2, 6.58%, 10/15/2029 (b) (i)	236,979	236,094
		991,439
United States — 1.0%
Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 (b)	69,912	68,285
American Credit Acceptance Receivables Trust
Series 2023-1, Class A, 5.45%, 9/14/2026 (b)	115,205	114,983
Series 2023-1, Class C, 5.59%, 4/12/2029 (b)	267,000	262,773
BMW Vehicle Lease Trust Series 2023-1, Class A3, 5.16%, 11/25/2025	81,000	80,667
Chase Funding Trust Series 2003-6, Class 1A7, 5.28%, 11/25/2034 (g)	57,100	54,822
Credit-Based Asset Servicing and Securitization LLC Series 2004-CB5, Class M1, 6.07%, 1/25/2034 (i)	68,887	68,933
Flagship Credit Auto Trust
Series 2023-1, Class A3, 5.01%, 8/16/2027 (b)	88,000	87,088
Series 2023-1, Class B, 5.05%, 1/18/2028 (b)	66,000	65,062
FREED ABS Trust Series 2022-3FP, Class B, 5.79%, 8/20/2029 (b)	299,158	298,598
GM Financial Automobile Leasing Trust
Series 2023-1, Class A2B, 5.88%, 6/20/2025 (i)	79,795	79,804
Series 2023-1, Class A3, 5.16%, 4/20/2026	172,000	171,269
GoldenTree Loan Opportunities Ltd. Series 2015-10A, Class AR, 6.80%, 7/20/2031 (b) (i)	275,000	274,849
JetBlue Pass-Through Trust
Series 2019-1, Class B, 8.00%, 11/15/2027	115,970	115,460
Series 2019-1, Class A, 2.95%, 5/15/2028	40,855	34,785
Series 2020-1, Class B, 7.75%, 11/15/2028	32,288	32,531
Progress Residential Series 2021-SFR1, Class E, 2.11%, 4/17/2038 (b)	250,000	219,871
Santander Revolving Auto Loan Trust
Series 2019-A, Class C, 3.00%, 1/26/2032 (b)	150,000	143,787
Series 2019-A, Class D, 3.45%, 1/26/2032 (b)	650,000	619,978

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
United States — continued
Structured Asset Investment Loan Trust Series 2005-HE3, Class M1, 6.18%, 9/25/2035 (i)	15,343	14,967
US Auto Funding Series 2021-1A, Class C, 2.20%, 5/15/2026 (b)	1,125,000	1,034,570
		3,843,082
Total Asset-Backed Securities (Cost $4,993,038)		4,834,521
Commercial Mortgage-Backed Securities — 0.8%
United States — 0.8%
BANK Series 2018-BN13, Class C, 4.68%, 8/15/2061 (i)	118,000	92,147
Benchmark Mortgage Trust Series 2019-B11, Class C, 3.75%, 5/15/2052 (i)	315,000	213,201
BHMS Series 2018-ATLS, Class A, 6.87%, 7/15/2035 (b) (i)	130,000	128,474
Cascade Funding Mortgage Trust Series 2021-FRR1, Class BK45, 2.08%, 2/28/2025 (b) (i)	1,000,000	924,630
CCUBS Commercial Mortgage Trust Series 2017-C1, Class C, 4.58%, 11/15/2050 (i)	28,000	22,628
CD Mortgage Trust Series 2016-CD2, Class C, 4.11%, 11/10/2049 (i)	21,000	15,416
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K739, Class X1, IO, 1.30%, 9/25/2027 (i)	2,090,758	72,777
Series K726, Class X3, IO, 2.22%, 7/25/2044 (i)	2,290,000	16,543
Series K072, Class X3, IO, 2.21%, 12/25/2045 (i)	400,000	29,963
Series K089, Class X3, IO, 2.38%, 1/25/2046 (i)	850,000	83,771
Series K078, Class X3, IO, 2.29%, 6/25/2046 (i)	1,820,000	151,974
Series K088, Class X3, IO, 2.43%, 2/25/2047 (i)	880,000	88,051
FREMF Series 2018-KF46, Class B, 7.38%, 3/25/2028 (b) (i)	241,539	220,973
FREMF Mortgage Trust
Series 2017-KF31, Class B, 8.33%, 4/25/2024 (b) (i)	38,243	38,062
Series 2017-KF38, Class B, 7.93%, 9/25/2024 (b) (i)	19,725	19,364
Series 2018-KF47, Class B, 7.43%, 5/25/2025 (b) (i)	9,422	9,164
Series 2018-KF49, Class B, 7.33%, 6/25/2025 (b) (i)	133,319	128,396
Series 2017-K728, Class C, 3.77%, 11/25/2050 (b) (i)	105,000	102,391
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.75%, 11/10/2045 (b) (i)	263,512	236,492
Series 2015-GC30, Class C, 4.20%, 5/10/2050 (i)	36,000	28,354
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class C, 4.37%, 7/15/2048 (i)	62,000	44,363
Series 2015-C31, Class C, 4.78%, 8/15/2048 (i)	23,000	17,258
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP4, Class C, 3.52%, 12/15/2049 (i)	28,000	20,923
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (i)	134,898	51,491
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 5.22%, 2/15/2047 (i)	21,000	20,329
Series 2015-C24, Class C, 4.47%, 5/15/2048 (i)	36,000	30,930
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class E, 5.49%, 11/14/2042 (i)	35,173	31,954
Series 2015-MS1, Class B, 4.16%, 5/15/2048 (i)	28,000	25,315
UBS Commercial Mortgage Trust Series 2017-C7, Class B, 4.29%, 12/15/2050 (i)	106,000	91,576
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (b) (i)	70,019	66,219
Series 2019-1, Class M1, 3.94%, 3/25/2049 (b) (i)	79,975	68,829
Total Commercial Mortgage-Backed Securities (Cost $3,556,580)		3,091,958

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — 0.7%
United States — 0.7%
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	76,506	66,287
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	51,634	43,153
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	57,464	53,195
Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	111,282	59,178
Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 4.98%, 2/25/2037 (i)	11,494	11,017
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	39,682	16,153
Connecticut Avenue Securities Trust Series 2023-R02, Class 1M1, 7.63%, 1/25/2043 (b) (i)	319,260	324,009
FHLMC, REMIC
Series 4305, Class SK, IF, IO, 1.16%, 2/15/2044 (i)	367,265	39,921
Series 4689, Class SD, IF, IO, 0.71%, 6/15/2047 (i)	243,514	29,562
Series 5022, IO, 3.00%, 9/25/2050	374,384	61,197
Series 5023, Class MI, IO, 3.00%, 10/25/2050	668,935	107,140
Series 4839, Class WS, IF, IO, 0.66%, 8/15/2056 (i)	1,688,948	213,184
FNMA, REMIC
Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	412,008	14,676
Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	397,962	27,887
Series 2012-93, Class SE, IF, IO, 0.66%, 9/25/2042 (i)	74,030	7,242
Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	75,495	13,699
Series 2015-40, Class LS, IF, IO, 0.73%, 6/25/2045 (i)	189,335	17,345
Series 2017-31, Class SG, IF, IO, 0.66%, 5/25/2047 (i)	626,831	66,519
Series 2017-39, Class ST, IF, IO, 0.66%, 5/25/2047 (i)	174,055	20,105
Series 2019-42, Class SK, IF, IO, 0.61%, 8/25/2049 (i)	466,761	48,767
FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (i)	41,646	1,122
GNMA Series 2015-H13, Class GI, IO, 1.52%, 4/20/2065 (i)	69,100	1,465
Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 6.02%, 7/25/2029 (i)	7,249	6,900
MFA Trust Series 2023-RTL1, Class A1, 7.58%, 8/25/2027 (b) (g)	230,000	227,317
Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 6.17%, 7/25/2034 (i)	10,339	9,748
VM Master Issuer LLC Series 2022-1, Class A1, 5.16%, 5/24/2025 ‡ (b) (i)	1,200,000	1,185,418
Total Collateralized Mortgage Obligations (Cost $3,093,918)		2,672,206
Supranational — 0.2%
European Union, 0.10%, 10/4/2040 (a) (Cost $1,215,326)	EUR1,070,000	678,955
U.S. Treasury Obligations — 0.0% ^
United States — 0.0% ^
U.S. Treasury Bonds , 3.63%, 5/15/2053 (Cost $8,715)	10,000	8,536
	SHARES
Common Stocks — 0.0% ^
United States — 0.0% ^
Windstream Holdings, Inc. ‡ *(Cost $—)	16	168
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.28% (k) (l)(Cost $6,049,792)	6,049,792	6,049,792

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Total Investments — 98.0% (Cost $391,777,191)		368,518,863
Other Assets Less Liabilities — 2.0%		7,340,665
NET ASSETS — 100.0%		375,859,528

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CZK	Czech Republic Koruna
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of November 30, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
MXN	Mexican Peso
NZD	New Zealand Dollar
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at November 30, 2023 is $17,187,630 or 4.57% of the
Fund’s net assets as of November 30, 2023.

(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2023.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2023.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
(g)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2023.

(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2023.

(j)	Defaulted security.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of November 30, 2023.
Futures contracts outstanding as of November 30, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-Bund	122	12/07/2023	EUR	17,573,027	396,527
Australia 10 Year Bond	76	12/15/2023	AUD	5,657,429	59,819
U.S. Treasury 10 Year Note	316	03/19/2024	USD	34,725,438	151,352
U.S. Treasury 10 Year Ultra Note	118	03/19/2024	USD	13,405,906	78,502
U.S. Treasury 2 Year Note	320	03/28/2024	USD	65,450,000	170,196
U.S. Treasury 5 Year Note	616	03/28/2024	USD	65,868,688	255,448
					1,111,844
Short Contracts
Euro-Bobl	(51)	12/07/2023	EUR	(6,525,612)	(17,231)
Euro-Buxl 30 Year Bond	(23)	12/07/2023	EUR	(3,261,625)	(235,864)
Euro-Schatz	(283)	12/07/2023	EUR	(32,463,375)	(1,801)
Japan 10 Year Bond	(26)	12/13/2023	JPY	(25,656,279)	(61,842)
U.S. Treasury 10 Year Note	(16)	03/19/2024	USD	(1,758,250)	(7,112)
U.S. Treasury 10 Year Ultra Note	(109)	03/19/2024	USD	(12,383,422)	(67,198)
U.S. Treasury Long Bond	(2)	03/19/2024	USD	(233,250)	(1,754)
U.S. Treasury Ultra Bond	(119)	03/19/2024	USD	(14,651,875)	(188,059)
Long Gilt	(97)	03/26/2024	GBP	(11,839,206)	85,175
U.S. Treasury 2 Year Note	(11)	03/28/2024	USD	(2,249,844)	(6,123)
U.S. Treasury 5 Year Note	(141)	03/28/2024	USD	(15,077,086)	(55,360)
					(557,169)
					554,675

Abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
Forward foreign currency exchange contracts outstanding as of November 30, 2023:

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	473,700	USD	512,887	BNP Paribas	12/5/2023	2,755
EUR	288,510	USD	305,624	HSBC Bank, NA	12/5/2023	8,430
EUR	418,553	USD	443,188	Standard Chartered Bank	12/5/2023	12,424
AUD	1,413,454	USD	908,652	Citibank, NA	12/27/2023	26,026
CAD	4,974,779	USD	3,664,815	BNP Paribas	12/27/2023	2,802
CLP	1,685,050,087	USD	1,865,252	Citibank, NA**	12/27/2023	63,576
CLP	831,456,337	USD	927,913	Goldman Sachs International**	12/27/2023	23,831
EUR	267,261	USD	286,005	Standard Chartered Bank	12/27/2023	5,226
INR	30,951,326	USD	371,055	Merrill Lynch International**	12/27/2023	21
JPY	1,081,276,703	USD	7,174,384	BNP Paribas	12/27/2023	147,048
KRW	2,414,708,777	USD	1,854,473	BNP Paribas**	12/27/2023	4,600
KRW	4,789,301,954	USD	3,640,824	Goldman Sachs International**	12/27/2023	46,437
PLN	7,725,932	USD	1,873,604	Barclays Bank plc	12/27/2023	55,863
THB	65,904,225	USD	1,832,816	BNP Paribas	12/27/2023	44,697
THB	65,044,616	USD	1,838,197	Goldman Sachs International	12/27/2023	14,827
TWD	59,946,060	USD	1,896,067	Goldman Sachs International**	12/27/2023	22,852
USD	17,153,930	BRL	83,633,317	Merrill Lynch International**	12/27/2023	210,313
USD	18,368	EUR	16,751	Morgan Stanley	12/27/2023	115
USD	1,870,383	KRW	2,411,298,376	Merrill Lynch International**	12/27/2023	13,937
USD	1,853,633	MXN	32,205,018	Goldman Sachs International	12/27/2023	6,411
USD	1,865,372	THB	64,609,027	Goldman Sachs International	12/27/2023	24,757
USD	7,714,361	ZAR	144,737,656	BNP Paribas	12/27/2023	52,395
USD	378,279	ZAR	6,977,521	Goldman Sachs International	12/27/2023	8,911
USD	731,712	EUR	668,628	Citibank, NA	1/3/2024	3,911
USD	124,654,415	EUR	114,086,930	Morgan Stanley	1/3/2024	470,791
USD	7,302,036	GBP	5,771,904	HSBC Bank, NA	1/3/2024	15,295
Total unrealized appreciation						1,288,251
USD	983,319	EUR	928,505	Barclays Bank plc	12/5/2023	(27,398)
USD	631,125	EUR	580,529	Goldman Sachs International	12/5/2023	(805)
USD	569,775	EUR	530,512	HSBC Bank, NA	12/5/2023	(7,709)
USD	118,976,644	EUR	111,665,514	Morgan Stanley	12/5/2023	(2,575,958)
USD	1,679,533	EUR	1,562,633	State Street Corp.	12/5/2023	(21,460)
USD	6,929,638	GBP	5,685,270	HSBC Bank, NA	12/5/2023	(247,771)
USD	104,751	GBP	86,633	Standard Chartered Bank	12/5/2023	(4,620)
INR	278,509,353	USD	3,346,093	BNP Paribas**	12/27/2023	(7,044)
JPY	548,205,872	USD	3,716,861	HSBC Bank, NA	12/27/2023	(4,905)
JPY	548,665,617	USD	3,730,744	Morgan Stanley	12/27/2023	(15,674)
KRW	2,409,195,553	USD	1,863,116	Citibank, NA**	12/27/2023	(8,289)
THB	66,007,813	USD	1,881,234	Citibank, NA	12/27/2023	(4,813)
USD	10,221,096	AUD	16,006,753	BNP Paribas	12/27/2023	(363,714)
USD	3,885,395	BRL	19,270,932	Merrill Lynch International**	12/27/2023	(18,782)
USD	21,735,101	CAD	29,861,051	Citibank, NA	12/27/2023	(279,729)
USD	375,047	CAD	514,898	HSBC Bank, NA	12/27/2023	(4,558)
USD	910,215	CLP	809,817,884	BNP Paribas**	12/27/2023	(16,760)
USD	2,669,238	CZK	60,762,182	BNP Paribas	12/27/2023	(49,778)
USD	1,632,294	CZK	36,848,424	Citibank, NA	12/27/2023	(16,617)
USD	23,744,945	EUR	22,134,031	Goldman Sachs International	12/27/2023	(374,286)
USD	47,499	EUR	43,696	Merrill Lynch International	12/27/2023	(115)
USD	5,794,990	GBP	4,702,692	Morgan Stanley	12/27/2023	(143,240)
USD	1,714,019	HUF	607,065,900	Citibank, NA	12/27/2023	(19,999)
USD	1,840,791	IDR	28,847,948,149	Barclays Bank plc**	12/27/2023	(12,921)
USD	7,362,371	JPY	1,102,782,380	Goldman Sachs International	12/27/2023	(104,678)
USD	11,896,301	MXN	208,418,629	Citibank, NA	12/27/2023	(58,216)
USD	483,307	MXN	8,427,351	Morgan Stanley	12/27/2023	(71)
USD	2,090,443	NZD	3,557,996	BNP Paribas	12/27/2023	(100,818)
USD	1,729,383	PHP	96,822,956	Barclays Bank plc**	12/27/2023	(15,032)
USD	1,861,119	SGD	2,490,760	Barclays Bank plc	12/27/2023	(2,955)

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	1,834,754	TWD	59,179,986	Goldman Sachs International**	12/27/2023	(59,642)
ZAR	34,507,793	AUD	2,858,025	Citibank, NA	12/27/2023	(63,194)
ZAR	17,117,391	USD	928,864	Merrill Lynch International	12/27/2023	(22,722)
Total unrealized depreciation						(4,654,273)
Net unrealized depreciation						(3,366,022)

Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chile Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of November 30, 2023:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
iTraxx.Europe.Crossover.40-V1	5.00	Quarterly	12/20/2028	3.73	EUR6,319,071	(152,782)	(273,102)	(425,884)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
EUR	Euro

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
Centrally Cleared interest rate swap contracts outstanding as of November 30, 2023:

FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) ($)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
1 day SOFR annually	2.95 annually	Receive	12/17/2035	USD3,750,000	—	263,347	263,347
1 day SOFR annually	3.03 annually	Receive	12/4/2035	USD7,500,000	—	478,475	478,475
1 day SOFR annually	3.71 annually	Receive	7/14/2036	USD12,000,000	3,806	173,000	176,806
					3,806	914,822	918,628
1 day SOFR annually	2.74 annually	Pay	12/17/2027	USD17,000,000	—	(255,263)	(255,263)
1 day SOFR annually	2.87 annually	Pay	12/4/2027	USD34,000,000	—	(435,042)	(435,042)
1 day SOFR annually	3.60 annually	Pay	7/14/2028	USD53,000,000	(144)	(30,575)	(30,719)
1 day TONAR annually	0.65 annually	Receive	12/20/2028	JPY1,350,000,000	—	(48,797)	(48,797)
1 day TONAR annually	0.62 annually	Receive	12/20/2028	JPY1,350,000,000	—	(37,160)	(37,160)
					(144)	(806,837)	(806,981)
					3,662	107,985	111,647

Abbreviations
JPY	Japanese Yen
SOFR	Secured Overnight Financing Rate
TONAR	Tokyo Overnight Average Rate
USD	United States Dollar

(a)	Value of floating rate index at November 30, 2023 was as follows:

FLOATING RATE INDEX	VALUE
1 day SOFR	5.33%
1 day TONAR	(0.02)

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
A. Valuation of Investments— Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$4,834,521	$—	$4,834,521
Collateralized Mortgage Obligations
United States	—	1,486,788	1,185,418	2,672,206
Commercial Mortgage-Backed Securities	—	3,091,958	—	3,091,958
Common Stocks	—	—	168	168
Corporate Bonds	—	230,935,156	—	230,935,156
Foreign Government Securities	—	120,247,571	—	120,247,571
Supranational	—	678,955	—	678,955
U.S. Treasury Obligations	—	8,536	—	8,536
Short-Term Investments
Investment Companies	6,049,792	—	—	6,049,792
Total Investments in Securities	$6,049,792	$361,283,485	$1,185,586	$368,518,863
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,288,251	$—	$1,288,251
Futures Contracts	1,137,200	59,819	—	1,197,019
Swaps	—	914,822	—	914,822
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(4,654,273)	—	(4,654,273)
Futures Contracts	(642,344)	—	—	(642,344)
Swaps	—	(1,079,939)	—	(1,079,939)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$494,856	$(3,471,320)	$—	$(2,976,464)
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2023
Investments in Securities:
Collateralized Mortgage Obligations	$1,124,280	$—	$61,136	$2	$—	$—	$—	$—	$1,185,418
Commercial Mortgage-Backed Securities	394,851	2,742	81	(360)	2,686	(400,000)	—	—	—
Common Stocks	—	—	168	—	—	—	—	—	168
Warrants	120	—	(120)	—	—	—	—	—	—
Total	$1,519,251	$2,742	$61,265	$(358)	$2,686	$(400,000)	$—	$—	$1,185,586

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2023, which were valued using significant unobservable inputs (level 3) amounted to $61,304.
B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2023
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2023	Shares at November 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.28% (a) (b)	$486,978	$132,420,419	$126,857,605	$—	$—	$6,049,792	6,049,792	$286,095	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2023.
C. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (3) below describe the various derivatives used by the Fund.
(1). Futures Contracts — The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.
Interest Rate Swaps
The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically based on a fixed interest rate.